UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment #1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2009

AMICO GAMES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53461	98-0579264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room North-02, 9th Floor, Flat A,
No. 89 Zhongshan Avenue West, Tianhe District,
Guangzhou, Canton Province, China 510630
 (Address of principal executive offices)

(8620) 85562666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Notice of Amendment: Amico Games Corp (“we”, “our”, the “Company”) is hereby amending its Current Report on Form 8-K originally filed on December 31, 2009 with the addition of updated financial statements of Vodafun Limited, the private company which it acquired through a share exchange on December 31, 2009. We had previously filed Vodafun Limited’s audited financial statements for the years ended August 31, 2009 and 2008 on our Current Report on Form 8-K filed on December 31, 2009.

The financial statements included in this amended Current Report are for the period ended November 30, 2009.  We will be filing a full Quarterly Report on Form 10-Q for the period ended February 28, 2010 in accordance with our Exchange Act of 1934 reporting obligations.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the financial statements of Vodafun Limited for the period ended November 30, 2009.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this amended Current Report on Form 8-K:

Exhibit No.	Description
99.1	Financial statements of Vodafun Limited for the period ended November 30, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: January 14, 2010	AMICO GAMES CORP.

	By:	/s/ Peter Liu
Peter Liu
President and Chief Executive Officer